FALLEN ANGELS INCOME FUND

FAINX

Supplement dated May 19, 2020
to the Fallen Angels Income Fund’s (the “Fund”) Prospectus
dated December 1, 2019

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The Fees and Expenses of the Fund section on page 1 of the Prospectus is replaced with the following:

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None
Redemption Fee (as a % of amount redeemed)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses	0.96%
Acquired Fund Fees and Expenses (1)	0.01%
Total Annual Fund Operating Expenses	2.22%

(1)

Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies.  The operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.

Example:  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$225	$694	$1,190	$2,544

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This Supplement along with the Fund’s Prospectus and Statement of Additional Information both dated December 1, 2019, provide relevant information for all shareholders and should be retained for future reference.  The Prospectus and the Statement of Additional Information both dated December 1, 2019, have been filed with the Securities and Exchange Commission, and are incorporated by reference.  These documents can be obtained without charge by calling toll-free 440-922-0066.